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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports dated February 2, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-99788 and Registration File No. 33-43489.

                                          Arthur Andersen LLP

Boston, Massachusetts
February 27, 1998